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                                                                  EXHIBIT 10.13

       THE REGISTRANT HAS REQUESTED THAT CERTAIN PORTIONS OF THIS EXHIBIT
         BE GIVEN CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS
                  EXHIBIT HAS BEEN FILED WITH THE COMMISSION.






                 LETTER AGREEMENT, DATED JULY 14, 1997, BETWEEN
                        CREE RESEARCH, INC. AND C3, INC.


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REDACTED--OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE
COMMISSION AND IS DENOTED HEREIN BY *****

                                 July 14, 1997

C3, Inc.
One Dominion Drive, Suite 106
Morrisville. NC 25670

         Re: Development Agreement Dated as of June 6, 1997 (the "Development Agreement"), and Amended and Restated Supply Agreement Dated as of June 6, 1997 (the "Supply Agreement"), between C3, Inc. and Cree Research, Inc.

Gentlemen:

         This letter confirms the following representations made by, and understandings reached between, C3, Inc. ("C3") and Cree Research, Inc. ("Cree") in connection with the execution of the Development Agreement and Supply Agreement referenced above:

         1. Notwithstanding any other provision of the Supply Agreement, the price to C3 for ***** diameter production silicon carbide (SIC) boules purchased under the Supply Agreement on an "as is" basis prior to July 1, 1998 shall not exceed ***** per boule, including the cost of removal of the seed.

         2.       C3 acknowledges that it has not given Cree any notice under
Section 1.2 of the Supply Agreement prior to the date of this letter.

         3. C3 acknowledges and agrees that, except as provided otherwise in the letter agreements between C3 and Cree dated January 31, 1996, and February 12, 1996, the Assignment Agreement dated June 28, 1995 (as amended September 15, 1995), and Section 5.8 of the Supply Agreement, nothing in any agreement, purchase order or other arrangement between Cree and C3 gives C3 ownership rights in or any license with respect to any invention made or conceived by Cree personnel prior to the date hereof, whether alone by Cree personnel or jointly with Cree and C3 personnel.

         4. Cree shall have ***** as the lead scientist (100% of his effort) for the work to be performed for C3 pursuant to the Development Agreement through June 30, 1998, provided that ***** remains an employee of Cree and C3 does not reduce its funding obligations under Section 2.3 of the Development Agreement.

         5. C3 acknowledges that the license granted pursuant to the letter agreement between C3 and Cree dated January 31, 1996 does not include a license to any invention other than that claimed in U.S. Patent Application Serial No. 08/596,526, entitled "Growth of Colorless Silicon Carbide Crystals," and, in particular, does not include a license to practice the methods claimed in U.S. Patent No. Re34,861, entitled "Sublimation of Silicon Carbide to Produce Large, Device Quality Single Crystals of Silicon Carbide."




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         6.       The contents of this letter shall be considered "Confidential
Information" of each party subject to the provisions of Section 5 of the Supply Agreement.

         If you agree that the foregoing accurately states our understanding regarding the subject matter addressed above, please indicate your agreement on behalf of C3 by signing below.

                                       Very truly yours,

                                       CREE RESEARCH, INC.

                                       By:/s/ Charles M. Swoboda
                                          ---------------------------------
                                          Charles M. Swoboda, Vice President
                                          and Chief Operating Officer

Agreed:

C3, INC.

By:/s/ Jeff N. Hunter
   -----------------------------
       Jeff N. Hunter, President